Exhibit 10.1

 [Executive]
Hercules Incorporated
Hercules Plaza
1313 North Market Street
Wilmington, Delaware 19894-0001

Confidential

Hercules Incorporated
Hercules Plaza
1313 North Market Street

July 10, 2008

To whom it may concern:

     Reference is made to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 10, 2008, among Ashland Inc., Ashland Sub One Inc. and Hercules Incorporated (the “Company”). Capitalized terms used in this letter agreement that are not otherwise defined shall have the meanings ascribed to those terms in the Merger Agreement. I agree as follows:

1.	From the date hereof through the earlier of the Effective Time or the termination of the Merger Agreement, I will not exercise any Company Stock Options[; provided, however, that during such period I may exercise Company Stock Options with respect to up to 37,000 shares of Company Common Stock].[1]

2.	All of my Company Stock Options that are outstanding immediately prior to the Effective Time shall be treated as Cash Electing Options under the terms of the Merger Agreement and this letter agreement shall constitute my irrevocable election to that effect[; provided, however, that if and to the extent that Ashland Inc. determines in its sole discretion that the conversion of my Company Stock Options with an exercise price equal to or greater than the Cash Out Amount (“Underwater Options”) would not result in Ashland Inc. exceeding the Applicable Limitation, my Underwater Options shall constitute Stock Electing Options under the terms of the Merger Agreement (it being understood that, to the extent the number of available Stock Electing Options is limited, any such treatment shall apply on a pro rata basis taking into account the Underwater Options held by the two other executive officers of the Company who have executed an “Option Treatment Side Letter” containing this proviso regarding Underwater Options; and provided, further, however, that if the pro ration procedures set forth in Section 6.05(d) of the Merger Agreement apply, I agree that my Underwater Options shall be treated as Cash Electing Options, notwithstanding the immediately preceding proviso].[2]

3.	This letter agreement shall terminate and cease to have any effect in the event that the Merger Agreement is terminated prior to the consummation of the Merger.

4.	The Company shall have the right to enforce the terms of this letter agreement.

[Signature Page to Follow]

1 Include for Mr. Dahlen only.
2 Include for Messrs. Floyd, Shears and Spizzo.

Very truly yours,

___________________________________________

Agreed and Acknowledged:

HERCULES INCORPORATED

___________________________________________
Name:
Title:

ASHLAND INC.

___________________________________________
Name:
Title:

[SIGNATURE PAGE TO OPTION TREATMENT SIDE LETTER]